UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 10, 2003


                PARAMCO FINANCIAL GROUP, INC.
              ---------------------------------
   (Exact name of registrant as specified in its charter)






     Delaware                 000-32495             88-0441287
  --------------           --------------          ------------
(State or other         (Commission File No.)    (I.R.S.Employer
  jurisdiction                                   Identification No.)
of incorporation
or organization)





      4610  So. Ulster Street, Suite 150, Denver,  Colorado  80237
     --------------------------------------------------------------
               (Address of principal executive offices)




    Registrant's telephone number, including area code: (720)  528-7303


                                    N/A
                         --------------------------------
     (Former name or former address, if changed since last report)








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Item 7.		FINANCIAL STATEMENTS OR EXHIBITS.

	a.	Financial Statements.

None

	b.	Exhibits.

		99.20	Press Release by Paramco Financial Group, Inc.,
                        dated December 10, 2003, disclosing plans for Epic Financial Corporation, Datalogic International and Paramco Financial Group, Inc. to develop a proprietary VoIP Video Conferencing system.




































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				SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:	December 9, 2003			PARAMCO FINANCIAL GROUP, INC.



						/s/ Douglas G. Gregg
						-----------------------------
						Douglas G. Gregg
						Chairman of the Board and
						Chief Executive Officer